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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 1999

          AMERICAN EXPRESS                AMERICAN EXPRESS RECEIVABLES
           CENTURION BANK                   FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  American Express Credit Account Master Trust

     Utah                 11-2869526        333-67567            Delaware              13-3854638          333-67567
(State or Other         (I.R.S. Employer    (Commission       (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)      Jurisdiction of         Identification       File Number
Incorporation or             Number)                          Incorporation or            Number
  Organization                                                 Organization)


      6985 UnionPark Center                  World Financial Center
       Midvale, Utah 84047                      200 Vesey Street
         (801) 565-5000                     New York, New York 10285
                                                  (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

              N/A                                     N/A

(Former Name or Former Address,         (Former Name or Former Address,
if Changed Since Last Report)            if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 2, 1999, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $412,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1999-4 and $40,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1999-4, each of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet, dated August 2, 1999, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the American Express Credit Account Master Trust, Series 1999-4.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                           Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Centurion Bank,
                                       on behalf of the American Express
                                       Credit Account Master Trust

                                       By:          /s/Maureen Ryan
                                          -------------------------------------
                                          Name:     Maureen Ryan
                                          Title:    Assistant Treasurer

                                   SIGNATURES

                           Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                            American Express Receivables Financing
                            Corporation II
                            on behalf of the American Express Credit
                            Account Master Trust

                            By:  /s/ Leslie R. Scharfstein
                               --------------------------------------------
                               Name:     Leslie R. Scharfstein
                               Title:    President


                                      4
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                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description

Exhibit 99.01 Series Term Sheet, dated August 2, 1999 with respect to the proposed issuance of the Class A Floating Rate Asset
                  Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the American Express Credit
                  Account Master Trust, Series 1999-4.


                                       5